September 20, 2016
SEMPER MBS TOTAL RETURN FUND
Class A	SEMOX
Institutional Class	SEMMX
Investor Class	SEMPX

SEMPER SHORT DURATION FUND
Institutional Class	SEMIX
Investor Class	SEMRX

Series of Advisors Series Trust

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) for the Semper MBS Total Return Fund, each dated March 29, 2016, as supplemented, and to the Summary Prospectus, Prospectus and SAI for the Semper Short Duration Fund, each dated March 29, 2016

Effective immediately, Mr. Boris Peresechensky will no longer serve as a portfolio manager to the Semper MBS Total Return Fund and the Semper Short Duration Fund (the “Funds”).  Therefore, please disregard all references to Mr. Peresechensky in the Summary Prospectuses, Prospectus and SAI for the Funds.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.
The date of this Supplement is September 20, 2016.